Exhibit 99.1

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SAFE HARBOR STATEMENT This presentation of IDW Media Holdings, Inc. (IDWMH) contains forward - looking statements. Statements that are not historical facts are forward - looking statements, and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include statements about IDWMH’s and its divisions’ future performance, projections of IDWMH’s and its divisions’ results of operations or financial condition, and statements regarding IDWMH’s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “target,” “estimate,” “project,” “predict,” “forecast,” “guideline,” “aim,” “will,” “should,“ “likely,” "continue" and similar expressions are intended to identify forward - looking statements, but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on IDWMH’s current expectations, estimates and assumptions. Because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond IDWMH’s control. Such known and unknown risks, uncertainties and other factors may cause IDWMH’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” and “Results of Operations” in IDWMH’s filings made with the Securities and Exchange Commission. IDWMH cautions that such factors are not exhaustive, and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of IDWMH’s current expectations concerning future results, events and conditions. IDWMH is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise. 2

OFFERING SUMMARY Issurer IDW Media Holdings, Inc. (“IDW”) Common Stock Offered by IDW Class B Common Stock Issued & Outstanding Class B Common Stock Immediately After the Offering * 12,389,080 Target Offering Price and Size $3.60 per share; maximum offering size of $9,000,000 Overallotment 15% Use of Proceeds General corporate purposes, including development of original IP, talent and technology investments, as well as potential acquisitions Exchange and Ticker NYSE American; IDW Lead Underwriter EF Hutton * Assumes 15% overallotment is included at 375,000 additional shares 3

DISCLAIMER A registration statement (including a preliminary prospectus) relating to the offering of securities by IDW Media Holdings, Inc . (“IDW”) to which this communication relates, has been filed with the U . S . Securities and Exchange Commission (“SEC”) but has not yet become effective . These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective . This presentation should not constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Before you invest in the securities described in this document, you should read the prospectus in the registration statement (including the Risk Factors described therein) filed by IDW and the other documents IDW files with the SEC for more complete information about IDW and this offering . You may get these documents for free by visiting EDGAR on the SEC website at www . sec . gov . This presentation does not purport to contain all the information that a prospective investor may require in connection with any potential investment in IDW . You should not treat the contents of this presentation, or any information provided in connection with it, as financial advice, financial product advice or advice relating to legal, taxation or investment matters . This presentation does not include all available information in relation to the business, operations, affairs, financial position or prospects of IDW . No representation or warranty (whether express or implied) is made by IDW or any of its stockholders, directors, officers, advisers, agents or employees as to the attainability of any estimates, forecasts or projections set out in this presentation . This presentation is provided expressly on the basis that you will carry out your own independent inquiries into matter contained in this presentation and make your own independent decisions about the business, operations, affairs, financial position or prospectus of IDW . IDW reserves the right to update, amend or supplement the information contained in this presentation at any time in its absolute discretion (without incurring any obligation to do so) without any obligation to advise you of such update, amendment or supplement . The delivery of this presentation should not, under any circumstance, create any implication that there has been no change in the business, operations, affairs, financial position or prospects of IDW or that information contained herein is correct after the date of this presentation . 4

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IDW AT A GLANCE 7

RECOGNIZED LEADER 8 All awards are life to date.

SELECT BOARD & EXECUTIVE LEADERSHIP A team with the experience, drive and passion to expand IDW’s market impact 9

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LEADING INDEPENDENT PUBLISHER OF COMICS AND GRAPHIC NOVELS *In the US. Source: Diamond Comic Distributors: 2020 year - end market share report ; Direct Market defined as r etailers bypassing existing distributors to make "direct" purchases from publishers, of which the defining characteristic of the direct market, however, is non - returnability. 11 ● “Fourth largest” direct market publisher of comics and graphic novels* ○ In 2020, IDW published over 280 comics and 125 graphic novels ● Award - winning titles with renowned and emerging authors and illustrators ● Market leader in licensed publishing, with iconic brands including Disney, Marvel, DC Comics, SEGA, Viacom, Lucasfilm and Hasbro ● Ramping up development of original IP - based titles

HOME TO RENOWNED AND UP & COMING CREATORS George Takei Kevin Eastman McElroy Brothers Congressman John Lewis Kim Dwinell AJ Mendez Marieke Nijkamp Steve Niles Mairghread Scott Stephen King Joe Hill Alan Moore Stan Sakai John Layman Nick Bradshaw Gale Galligan Katie Cook Sam Maggs Dan Schoening Alan Robert Delilah S. Dawson Bernie Wrightson Ian Flynn 12

MARKET OPPORTUNITY 1 Source: Comichron 2020 Year Sales Report Addressing the Insatiable Appetite for Content Beyond Superheroes to a Wider Consumer Base ● Diversifying genres, story types, voices and formats ● Developing exciting new graphic novel offerings for young readers to meet exceptional demand ● Extending book market reach through opportunities in eCommerce and mass market ● Expanding investment in original IP with focus on high - growth genres and channels Robust $1.3 Billion North American Market for Comics and Graphic Novels 1 8% CAGR led by children’s graphic novels and book channel sales 13

LICENSED PUBLISHING Licensed content generates stable cash flows for investment in original content development 14

ORIGINAL CONTENT / IP ADULT: Drama, Horror, Sci - fi KIDS: Young Adult, Middle Grade IDW titles similar to: Locke & Key by Joe Hill & Gabriel Rodriguez Wynonna Earp by Beau Smith 30 Days of Night by Steve Niles IDW titles similar to: Johnny Boo by James Kolchalka Surfside Girls by Kim Dwinell Monster on the Hill by Rob Harrell Expanding adult and kids original IP titles to feed the entertainment slate 15

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LOCKE & KEY Develop, produce, and distribute WYNONNA EARP V WARS OCTOBER FACTION DIRK GENTLY BUILDING FANDOM ACROSS ENTERTAINMENT PLATFORMS 17

THE CONTENT ARMS RACE Driving Massive Investment in IP & Video Content *Variety Intelligence Platform CONTENT SPEND BY SERVICE * 2019 in billions. 18 Streaming services on this list are potential customers. Netflix has streamed 4 of IDW Entertainment’s shows.

COMMISSIONED DEVELOPMENT AUGUST MOON D4VE INCREDIBLE CHANGE BOTS INFINITE KUNG FU JACK AVARICE IS: THE COURIER JOHNNY BOO LODGER LORE MADDY KETTLE PINOCCHIO: VAMPIRE SLAYER PIRATE PENGUIN VS NINJA CHICKEN RADICAL SHIFT OF GRAVITY SPACEBAT & THE FUGITIVES UPSIDE DOWN THE VANISHERS 19

ON BUDGET PRODUCER FEES Fees paid on project production budget Often includes a share of back - end profits and limited merchandising rights COST PLUS Primarily offered by global OTT & streamers Covers production budget plus a percentage Producer may retain some ancillary and merchandising rights STUDIO Proceeds from one or more network sales fund production Studio generally retains control of global territories and merchandising rights DE - RISKED BUSINESS MODELS For Predictable Cash Flows 20

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CREATOR - FOCUSED FUNNEL ● Developing the “machine” for franchise discovery and creation. ● Focus on original pitches from current and aspiring comic creators. ● Criteria - based approach allows flexibility to sign best creators, in premium genres; at win - win rates. A disciplined process for identifying rising creative talent for originals IDW Publishing reviews 500 - 1000 submissions annually. 20 - 40 submissions are published each year. In 2+ years, goal is to generate 4 - 6 greenlit TV projects per annum. Within 3 - 5 years, goal is for studios to greenlight 1 - 2 film projects per annum. 22

2008 - 2013 IDW publishes original 37 Locke & Key comics in six story arcs 2008 - 2017 IDW publishes Standard & Master collections 2020 Netflix Premiere IDW Publishing teams with DC Comics for crossover event with Neil Gaiman’s The Sandman Universe Netflix orders Seasons 2 and 3 2021 2022 Netflix scheduled to air Season 2 Netflix scheduled to air Season 3 Building a Successful Cross - Platform Franchise A Case Study Halo effect of Season 1 on book sales. Anticipate similar halo effects after Seasons 2 and 3. Un - Locke - ing Value BUILD: Develop and maintain brand IP in - house with premiere creative talent. OWN: Capture all rights for potential exploitation opportunities. MONETIZE: Create marketplace leading content in publishing and media spaces and beyond. 23

POWERFUL NETWORK EFFECTS ● Creation and development of unique IP: ○ Invest $2 – 3M initially, then $1 – 2M+ each year thereafter. ○ Generate 20 – 40 new IP each year. ● “All rights” agreements through win - win approach with creators. ● 18 – 24 months post investment, develop IP transpose published comics and graphic novels or TV. ● Further utilization over time via mobile games, film, podcasts, and merchandise as network affect lifts sales across platforms. 24

ENHANCING FINANCIAL POSITION: FINANCIAL RESULTS & PROJECTIONS Business Overview Asset - Light Balance Sheet Investment Highlights ● Investing in original IP from high - profile creators and emerging talent ● Expanding catalog of diverse licensed content ● Feeding content into a powerful entertainment pipeline ● Utilizing network effects to monetize and re - monetize our IP portfolio over time ● Driving operations to the next level with world - class team Financial Projections ● IDW capitalizes on the insatiable appetite for content through its synergistic publishing and entertainment platforms ● We invest in original IP and creators ● Whereas “film financing” often requires extraordinary debt, we leverage de - risked entertainment models to achieve healthier “asset - light” balance sheets ● Our expanding IP portfolio, broad revenue streams, and multi - platform expansion uniquely position IDW to grow market share 25

USE OF PROCEEDS In August 2021, IDW uplisted to the the NYSE American and raised $9.6M, net, to accelerate our growth trajectory across our Publishing and Entertainment segments. We now offer investors a unique opportunity to enter at a discounted valuation with significant upside potential as we develop story - brands to captivate and delight global audiences across multiple platforms . 26

27 investor.relations@idwmh.com